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                        VAN KAMPEN GROWTH AND INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         DECEMBER 1, 2008 - MAY 31, 2009

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
                                                                 AMOUNT OF     % OF      % OF
                 PURCHASE/            OFFERING       TOTAL         SHARES    OFFERING    FUNDS
   SECURITY        TRADE     SIZE OF  PRICE OF     AMOUNT OF     PURCHASED  PURCHASED    TOTAL                         PURCHASED
  PURCHASED         DATE    OFFERING   SHARES      OFFERING       BY FUND    BY FUND     ASSETS        BROKERS            FROM
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
   BB & T        05/12/09       -      $20.00   $ 75,000,000    $1,105,700    1.47%       0.42%    Goldman,        Goldman Sachs
Corporation                                                                                        Sachs & Co.,
                                                                                                   J.P. Morgan
                                                                                                   Securities
                                                                                                   Inc., Stanley
                                                                                                   & Co.
                                                                                                   Incorporated,
                                                                                                   BB&T Capital
                                                                                                   Markets, a
                                                                                                   division of
                                                                                                   Scott &
                                                                                                   Stringfellow,
                                                                                                   LLC

   State         05/18/09       -      $39.00   $500,000,000    $  248,700    0.05%       0.18%    Goldman,        Goldman Sachs
   Street                                                                                          Sachs & Co.,
Corporation                                                                                        Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC, Credit
                                                                                                   Suisse
                                                                                                   Securities
                                                                                                   (USA) LLC,
                                                                                                   UBS
                                                                                                   Securities
                                                                                                   LLC, Muriel
                                                                                                   Siebert &
                                                                                                   Co., The
                                                                                                   Williams
                                                                                                   Capital
                                                                                                   Group, L.P.
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